UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2014

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On November 14, 2014, SUPERVALU INC. (the “Company”) issued and sold $350 million in aggregate principal amount of its 7.750% Senior Notes due 2022 (the “Notes”), pursuant to the Indenture dated as of July 1, 1987, as amended and supplemented by the First Supplemental Indenture dated as of August 1, 1990, the Second Supplemental Indenture dated as of October 1, 1992, the Third Supplemental Indenture dated as of September 1, 1995, the Fourth Supplemental Indenture dated as of August 4, 1999, and the Fifth Supplemental Indenture dated as of September 17, 1999, each between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee (the Indenture, as amended and supplemented, the “Indenture”). The Notes were sold pursuant to an Underwriting Agreement dated November 10, 2014, between the Company and Goldman, Sachs & Co., as representative of the several underwriters (the “Underwriting Agreement”). The Notes were registered under the Company’s Registration Statement on Form S-3 filed on November 10, 2014 (File No. 333-200039).

The Notes are general unsecured obligations of the Company and are pari passu in right of payment with all other existing and future unsecured senior indebtedness of the Company, senior in right of payment to all future subordinated indebtedness of the Company and subordinate in right of payment to all existing and future secured obligations of the Company, to the extent of the value of the assets securing such obligations. On the date of issue, the Notes were not guaranteed by any of the Company’s subsidiaries and therefore the Notes are effectively subordinated in right of payment to all of the Company’s subsidiaries’ existing and future obligations.

Interest on the Notes will be paid on November 15 and May 15 of each year beginning on May 15, 2015. The Notes will mature on November 15, 2022. Prior to November 15, 2018, the Company may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount plus a make-whole premium and accrued and unpaid interest, if any, to the date of redemption. On or after November 15, 2018, the Company has the option to redeem all or a portion of the Notes at any time at the redemption prices set forth in the Notes and accrued and unpaid interest, if any, to the redemption date. In addition, prior to November 15, 2017, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 107.750% of the aggregate principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to the redemption date provided that at least 65% of the Notes remain outstanding after the redemption. In addition, if the Company experiences a Change of Control (as defined in the Notes), the Company will be required to offer to purchase all of the Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture and the Notes contain covenants that limit, among other things, the Company’s ability and the ability of certain of its subsidiaries to incur secured indebtedness and engage in sale and leaseback transactions. The Indenture and the Notes do not contain any financial or operating covenants or restrictions on the payment of dividends, the incurrence of unsecured indebtedness, the entry into transactions with affiliates or the issuance or repurchase of securities by the Company or any of its subsidiaries.

The Company intends to use the net proceeds from this offering, together with borrowings under its amended and restated five-year $1 billion asset-based revolving credit facility, to fund the redemption of $350 million in aggregate principal amount of the Company’s outstanding 8.000% Senior Notes due 2016 (the “2016 Notes”) and to pay accrued and unpaid interest on the redeemed 2016 Notes, the applicable redemption premium and estimated transaction fees and expenses.

The foregoing summaries of the Underwriting Agreement and the Notes do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 hereto and the Officers’ Certificate and Authentication Order dated November 14, 2014 for the 7.750% Senior Notes due 2022 (which includes the form of Note) attached as Exhibit 4.1 hereto, each of which is incorporated herein by reference.

The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture dated as of July 1, 1987, filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-52422), the First Supplemental Indenture dated as of August 1, 1990, filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 33-52422), the Second Supplemental Indenture dated as of October 1, 1992, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated November 13, 1992, the Third Supplemental Indenture dated as of September 1, 1995, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 2, 1995, the Fourth Supplemental Indenture dated as of August 4, 1999, filed as Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 11, 1999 and the Fifth Supplemental Indenture dated as of September 17, 1999, filed as Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 11, 1999, each of which is incorporated herein by reference.

On November 10, 2014, the Company issued a news release announcing the pricing of the Notes. A copy of the news release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 10, 2014, between the Company and Goldman, Sachs & Co., as representative of the several underwriters.
4.1

Officers’ Certificate and Authentication Order dated November 14, 2014, for the 7.750% Senior Notes due 2022 (which includes the form of Note) issued pursuant to the Indenture dated as of July 1, 1987, as amended and supplemented by the First Supplemental Indenture dated as of August 1, 1990, the Second Supplemental Indenture dated as of October 1, 1992, the Third Supplemental Indenture dated as of September 1, 1995, the Fourth Supplemental Indenture dated as of August 4, 1999, and the Fifth Supplemental Indenture dated as of September 17, 1999, each between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

5.1	Opinion of Dorsey & Whitney LLP.
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).
99.1	News Release of SUPERVALU INC. issued on November 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2014

SUPERVALU INC.

	By:	/s/ Karla C. Robertson

Karla C. Robertson
Executive Vice President, General Counsel and Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 10, 2014, between the Company and Goldman, Sachs & Co., as representative of the several underwriters.
4.1

Officers’ Certificate and Authentication Order dated November 14, 2014, for the 7.750% Senior Notes due 2022 (which includes the form of Note) issued pursuant to the Indenture dated as of July 1, 1987, as amended and supplemented by the First Supplemental Indenture dated as of August 1, 1990, the Second Supplemental Indenture dated as of October 1, 1992, the Third Supplemental Indenture dated as of September 1, 1995, the Fourth Supplemental Indenture dated as of August 4, 1999, and the Fifth Supplemental Indenture dated as of September 17, 1999, each between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

5.1	Opinion of Dorsey & Whitney LLP.
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).
99.1	News Release of SUPERVALU INC. issued on November 10, 2014.